UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Section 240.14a-12

IGI Laboratories, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[ ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[ ]

Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

IGI LABORATORIES, INC.

105 Lincoln Avenue

Buena, New Jersey 08310

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2010

To the Stockholders of IGI Laboratories, Inc.

The Annual Meeting of Stockholders of IGI Laboratories, Inc. will be held at Buena Vista Country Club, 301 Country Club Lane, Buena, New Jersey, 08310, on Wednesday, May 19, 2010, at 10:00 a.m. local time. The purposes of the Annual Meeting are as follows:

1.

To elect four directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

2.

To ratify the selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for 2010;

3.

Approve the amendment and restatement of our 2009 Equity Incentive Plan to increase the number of shares of common stock, par value $.01 per share, that may be issued or the subject of awards under the plan by 2,000,000 shares; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Our Board of Directors has fixed April 7, 2010 as the record date for the Annual Meeting. Owners of shares of our common stock, Series A Convertible Preferred Stock, Series B-1 Convertible Preferred Stock and Series C Convertible Preferred Stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

A copy of our Annual Report to Stockholders for the year ended December 31, 2009, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY. PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC VOTING INSTRUCTIONS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2010: The Notice of Annual Meeting, Proxy Statement and 2009 Annual Report to Stockholders are available on our website at http://igilabs.com/investors-annual-reports.html

By Order of the Board of Directors,

Philip Forte, Secretary

Buena, New Jersey

April 16, 2010

IGI LABORATORIES, INC.

105 Lincoln Avenue

Buena, New Jersey 08310

_______________________________

PROXY STATEMENT

The Board of Directors is furnishing stockholders this Proxy Statement to solicit proxies to be voted at our Annual Meeting of Stockholders, which we refer to in these proxy materials as our Annual Meeting. Our Annual Meeting will be held on Wednesday, May 19, 2010, at 10:00 a.m. local time at Buena Vista Country Club, 301 Country Club Lane, Buena, New Jersey, 08310. This Proxy Statement, including the Notice of Annual Meeting of Stockholders and the accompanying proxy card, together with our Annual Report to Stockholders for the year ended December 31, 2009 were first mailed or given to our stockholders on or about April 16, 2010.

Each proxy received will be voted as you direct it to be voted. If you do not indicate on your proxy how you want your vote counted, your proxy will be voted

•

FOR electing the nominees named below as directors;

•

FOR the ratification of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm; and

•

FOR the approval of the amendment and restatement of our 2009 Equity Incentive Plan to increase the number of shares of common stock, par value $.01 per share, that may be issued or the subject of awards under the plan by 2,000,000 shares.

If you are a stockholder of record (that is, your stock is registered directly in your name on the books of our transfer agent, American Stock Transfer and Trust Company), you can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary specifying such revocation. If you hold your shares in “street name” as a beneficial owner (that is, your broker, bank or other nominee hold stock in your account and not directly in your name), you can revoke your proxy by contacting your broker, bank or other nominee and submitting a later dated voting instruction card. Votes are tabulated by American Stock Transfer and Trust Company and the results will be reported at the Annual Meeting.

Holders of our common stock, Series A Convertible Preferred Stock, which we refer to in this proxy statement as Series A Preferred Stock, Series B-1 Convertible Preferred Stock, which we refer to in this proxy statement as our Series B-1 Preferred Stock, and Series C Convertible Preferred Stock, which we refer to in this proxy statement as our Series C Preferred Stock, will vote together as a single class and on an as-converted basis to elect four director nominees named later in this Proxy Statement. Pursuant to the terms of our Certificate of Designation for our Series B-1 Preferred Stock, our Series B-1 Preferred Stock is entitled to elect two directors to serve on our Board of Directors. Joyce Erony and James Gale currently serve on our Board of Directors as the designees of the holders of Series B-1 Preferred Stock. The holders of Series B-1 Preferred Stock have informed us that they intend to re-elect Ms. Erony and Mr. Gale at the Annual Meeting to serve as its designees. Because Ms. Erony and Mr. Gale will be elected by the holders of our Series B-1 Preferred Stock, their elections will not be voted on by holders of our common stock, Series A Preferred Stock and Series C Preferred Stock. Holders of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock will vote together as a single class and, in the case of the Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock, on an as-converted basis on Proposal No. 2 to ratify the appointment of our independent public accountant and on Proposal No. 3 to approve the amendment and restatement of our 2009 Equity Incentive Plan.

If you complete and properly sign the accompanying proxy card and return it to us, your proxy will be voted as you direct. If you are a stockholder of record as of the close of business on April 7, 2010, which we refer to in the proxy materials as the Record Date, and attend the Annual Meeting, you may deliver your completed proxy card in person, or vote in person at the Annual Meeting (proxy cards will be available at the Annual Meeting for that purpose), or revoke a previously submitted proxy and complete a new proxy.

However, if you hold your shares in “street name” as a beneficial owner, your broker may vote your shares on your behalf unless you have previously informed your broker not to do so or if your broker does not have discretionary authority to vote on such matter; otherwise,

a)

you must return your voting instructions to your broker or nominee (that is, the holder of record); or

b)

if you wish to vote in person at the Annual Meeting, you must obtain from the record holder and bring to the Annual Meeting a proxy signed by the record holder identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the Annual Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Annual Meeting).

Only holders of record of our 17,796,247 outstanding shares of common stock, 50 outstanding shares of Series A Preferred Stock, 1,006.879 outstanding shares of Series B-1 Preferred Stock and 1,550 outstanding shares of Series C Preferred Stock, as of the close of business on the Record Date, will be entitled to vote at the Annual Meeting. Each holder of shares of our common stock on the Record Date is entitled to one vote for each share of our common stock held by that holder. Each holder of shares of our Series A Preferred Stock on the Record Date is entitled to a number of votes for each share of Series A Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series A Preferred Stock is then convertible. As of the Record Date, each share of Series A Preferred Stock was convertible into 10,000 shares of our common stock. Each holder of shares of our Series B-1 Preferred Stock on the Record Date is entitled to a number of votes for each share of Series B-1 Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series B-1 Preferred Stock is then convertible. As of the Record Date, each share of Series B-1 Preferred Stock was convertible into approximately 15,302.95 shares of our common stock. Each holder of shares of our Series C Preferred Stock on the Record Date is entitled to a number of votes for each share of Series C Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series C Preferred Stock is then convertible. As of the Record Date, each share of Series C Preferred Stock was convertible into approximately 1,449.871 shares of our common stock. As of the Record Date, our common stock carried an aggregate of 17,796,247 votes, our Series A Preferred Stock carried an aggregate of 500,000 votes, our Series B-1 Preferred Stock carried an aggregate of 15,408,219 votes and our Series C Preferred Stock carried an aggregate of 2,247,300 votes.

If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the Annual Meeting, but your shares will not be voted in determining approval of any matter submitted to stockholders for a vote. Abstentions related to a proposal which requires approval upon the votes cast in favor of the action exceeding the votes cast opposing the action or a majority of votes cast, which does not include the election of directors, will have no effect on the outcome of the vote. Abstentions have no impact on the election of directors because directors are elected by a plurality of votes cast at the Annual Meeting. If you do not provide voting instructions to your broker and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be considered to be represented for purposes of determining a quorum but generally will not be considered to be entitled to vote with respect to that proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of the proposals being voted upon at the Annual Meeting. With respect to a proposal that requires a majority of the outstanding shares (of which there are none for this Annual Meeting), a broker non-vote has the same effect as a vote against the proposal.

Votes Required

The holders of capital stock representing a majority of the outstanding voting power of all outstanding shares of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

Proposal No. 1 - Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although such proxy will be counted for purposes of determining whether there is a quorum.

Proposal No. 2 – Ratification of Auditor. The affirmative vote of votes cast favoring the action exceeding the votes cast opposing the action is required to approve the ratification of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm.

Proposal No. 3 – Amendment and Restatement of 2009 Equity Incentive Plan. The affirmative vote of a majority of votes cast is required to approve the amendment and restatement of our 2009 Equity Incentive Plan.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Directors

At the Annual Meeting, holders of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock, voting as a single class and on an as-converted basis, will vote to elect four members to our Board of Directors by plurality of the votes cast. Our Board of Directors has proposed the following nominees: Jane E. Hager, Narendra N. Borkar, Michael Hemric and Charles Moore.

Joyce Erony and James C. Gale currently serve on our Board of Directors as the designees of the holders of Series B-1 Preferred Stock. The holders of Series B-1 Preferred Stock have informed us that they intend to re−elect Ms. Erony and Mr. Gale at the annual meeting to serve as its designees. Because Ms. Erony and Mr. Gale will be elected by the holders of our Series B-1 Preferred Stock, their election will not be voted on by holders of our common stock, Series A Preferred Stock and Series C Preferred Stock.

All of the nominees are currently serving as our directors. None of our directors, executive officers or nominees for director is related by family to any other director, executive officer or nominee for director. If any nominee for director is unavailable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board of Directors. Each director will serve until the next annual meeting of stockholders, and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

The following table sets forth information regarding each of our current directors according to the information furnished to us by each such director:

Name	Age	Positions Currently held with IGI	Committee Membership	Director of IGI Since
Jane E. Hager	64	Director	A, N	1982 – 2003 2007 – Present

James C. Gale (1)	60	Director	N	2009 – Present

Charles Moore (2)	61	Director, President and Chief Executive Officer	—	2010 – Present

Narendra N. Borkar (3)	69	Director	C	2009 – Present

Michael Hemric (4)	57	Director	A	2009 - Present

Name	Age	Positions Currently held with IGI	Committee Membership	Director of IGI Since

Joyce Erony (5)	50	Director	C, N	2009 – Present

(1)

Mr. Gale was appointed to our Board of Directors on May 15, 2009 as a designee of the holders of Series B-1 Preferred Stock.

(2)

Mr. Moore was appointed to our Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee and named President and Chief Executive Officer on March 19, 2010, effective April 1, 2010.

(3)

Mr. Borkar was appointed to our Board of Directors on September 15, 2009 upon the recommendation of the Nominating and Corporate Governance Committee.

(4)

Mr. Hemric was appointed to our Board of Directors on July 1, 2009 upon the recommendation of the Nominating and Corporate Governance Committee.

(5)

Ms. Erony was appointed to our Board of Directors on March 13, 2009 as a designee of the holders of Series B-1 Preferred Stock.

A – Audit Committee

C – Organization and Compensation Committee

N – Nominating and Corporate Governance Committee

Name	Principal Occupation, Other Business Experience and Other Directorships

Jane E. Hager

President of Prescott Investment Corp., since 1991 and Pinnacle Mountain Partners, LLC since 2002; Managing Member of Gulf Coast Investment Partners, LLC since 2003 and Angelfish Investments, LLC since 2004, all of which are real estate development and/or investment companies. She is a founder and past director of IGI Laboratories, Inc. from 1982 to 2003 and Novavax, Inc. [NASDAQ] from 1995 to 2002. Mrs. Hager is also a founding director and Chair of the Audit Committee of Centrix Bank & Trust, Bedford, NH [OTCBB] since 1999 and a director of ZSGenetics, Stoddard, NH since 2006, a gene expression and sequencing company.

James C. Gale

Founding Partner of Signet Healthcare Partners. Prior to founding Signet, Mr. Gale was head of principal investment activities and investment banking at Gruntal & Co., LLC. Prior to joining Gruntal, Mr. Gale originated and managed private equity investments for Home Insurance Co., Gruntal’s parent. Earlier in his career, Mr. Gale was a senior Investment Banker at E.F. Hutton & Co.

Mr. Gale is currently the Chairman of the Board of Alpex Pharma S.A. and Cydex Inc. and also serves on the Board of Directors of Anteis SA, Octoplus BV, Pfenex Inc., Spepharm BV and Paladin Laboratories. Mr. Gale holds a Masters of Business Administration from the University of Chicago.

Name	Principal Occupation, Other Business Experience and Other Directorships

Narendra N. Borkar

Chief Executive Officer of Aurobindo Pharma USA (2004-2006), Chief Executive Officer of Caraco Pharmaceutical Laboratories (1997- 2003), various senior roles for Novartis (formerly Ciba-Geigy) (1981-1997), General Manager of Apte Amalgamation (1979-1981), Works Engineer for Hoffman La Roche (1976-1979), Project Manager for Union Carbide Corp. and Merck & Company, Inc. (1966-1976).

Michael Hemric

Executive with Alcon Laboratories (1980-2008), including Area President/Far East (2007-2008), Vice President/General Manager – Pharmaceutical Division (2002- 2006), Vice President/Area Manager for Southeast Asia (1999-2002), Vice President/General Manager - Consumer Products Division (1997- 1999). Earlier in his career, Mr. Hemric was involved in Sales at Alcon Laboratories and other companies, including The Gillette Company

Charles Moore

Mr. Moore served as our Vice President of Technical Operations from February 2010 until March 2010 and has served as our President and Chief Executive Officer since April 1, 2010. Prior to joining IGI, from March 2008 to February 2010, Mr. Moore was Vice President of Business Development for Infa Inc., where he was responsible for development of the North American business of the Infa Group, an Italian-based Active Pharmaceutical Ingredient (API) manufacturer. From March 2006 to February 2008, Mr. Moore served as Director of Business Development for VinChem Inc., a pharmaceutical outsourcing solutions provider. From 1980 to 2006, Mr. Moore served in various senior management roles for Altana Inc. (now Nycomed) including being the Head of the Product Development Task Force. He was responsible for researching the US dermatology market, selecting the product candidates for in-house development, and overseeing the development process through ANDA approval and launch. Mr. Moore received his BSBA from Thomas A. Edison College.

Joyce Erony

Managing Director of Signet Healthcare Partners. Prior to joining Signet, Ms. Erony spent 14 years (1991-2004) at Salomon Brothers Inc., Salomon Smith Barney, Inc. and ultimately Citigroup, which acquired the former companies, most recently as Managing Director responsible for Citigroup’s activities in Specialty Pharmaceuticals. Prior to joining Citigroup, Ms. Erony worked as an economist (1983-1991), primarily at the World Bank and International Finance Corporation advising various international development agencies and multilateral organizations.

Ms. Erony has served as a director of Dow Pharmaceutical Sciences, Inc., Control Delivery Systems, Inc., Anteis, S.A., ORBIS International and Atlantis Components, Inc. She currently serves as a director of Peak Surgical and Cedarburg Pharmaceuticals Inc. Ms. Erony holds a Diploma in International Law and Economics from the London School of

Name	Principal Occupation, Other Business Experience and Other Directorships

Economics and Political Science (1982) and a BS in Management from Case Western Reserve University (1981).

When considering whether nominees for director have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the directors’ individual biographies set forth above. In particular, with regard to Ms. Hager, the Board considered her investment experience and familiarity with our company. With regard to Mr. Gale, the Board considered his investment experience, his role as the head of principal investment activities at Gruntal & Co., LLC, as well as his experience as a director with other pharmaceutical companies. With regard to Mr. Borkar, the Board considered his over forty years of experience in the pharmaceutical industry including having held various senior executive positions within the brand and generic segments of major pharmaceutical companies. With regard to Mr. Hemric, the Board considered his over twenty-five years experience with Alcon Laboratories. With regard to Mr. Moore, the Board considered his experience as a pharmaceutical executive with a successful track record in bringing over 50 generic topical products from development to approval. With regard to Ms. Erony, the Board considered her investment experience, her role as managing director of Citigroup’s activities in specialty pharmaceuticals, as well as her experience as a director with other pharmaceutical companies.

Independence of Directors

Our Board of Directors has determined that Jane E. Hager, James C. Gale, Narendra N. Borkar, Michael Hemric and Joyce Erony are independent directors pursuant to the independence standards established by the NYSE Amex and U.S. Securities & Exchange Commission (SEC).

For information relating to shares of our common stock held by each of the directors, see “Security Ownership of Certain Beneficial Owners and Management.”

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR NOMINEES, JANE E. HAGER, NARENDRA N. BORKAR, MICHAEL HEMRIC AND CHARLES MOORE.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock (“Reporting Persons”) to file with the SEC and the NYSE Amex initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. SEC regulations also require such persons to furnish us with copies of all such reports. Based solely on our review of copies of reports filed by Reporting Persons and furnished to us, we believe that, except as set forth below, during 2009 our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements. During 2009, Terrence O’Donnell filed one late Form 4 relating to one transaction, Michael Hemric filed one late Form 4 relating to one transaction, Narendra Borkar filed one late Form 4 relating to one transaction, Jane E. Hager filed three late Form 4’s relating to three transactions, Steve Morris filed one late Form 4 relating to one transaction, Joyce Erony filed a late Form 3 and two late Form 4’s relating to two transactions, James Gale filed a late Form 3 and two late Form 4’s relating to two transactions, Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund (Institutional) II, L.P. filed a late Form 3.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Principles

Our Certificate of Incorporation, together with all amendments and Certificate of Designations, our Bylaws, and the charters of the Audit Committee, Nominating and Corporate Governance Committee, and Organization and Compensation Committee, provide the framework for our management and governance.

Our Board of Directors is elected by and responsible to our stockholders. Except with respect to matters reserved to stockholders, the Board of Directors is our ultimate decision making body. In that capacity, the Board of Directors takes an engaged and focused approach to its responsibilities and duties, and sets standards to better ensure that we are committed to business success and enhancement of stockholder value by maintaining the highest standard of responsibility and ethics. The Board of Directors has designed its governance approach to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance. Joyce Erony is the current chairwoman of our Board of Directors.

Our employees, managers and officers conduct our business under the direction of senior management and the leadership of our Chief Executive Officer, who are accountable to the Board of Directors and ultimately to the stockholders. Management is responsible for the day-to-day operation of our business, strategic planning, budgeting, financial reporting and risk management.

Committees of the Board of Directors

Our Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The present compositions of the committees of the Board of Directors are as follows:

Audit Committee	Nominating and Corporate Governance Committee	Organization and Compensation Committee
Jane E. Hager* Michael Hemric	James C. Gale* Jane E. Hager Joyce Erony	Narendra Borkar* Joyce Erony

* – Denotes Chairman

Organization and Compensation Committee. Our Board of Directors has adopted a charter governing the duties and responsibilities of the Organization and Compensation Committee. The full text of the charter of the Organization and Compensation Committee is available on our website at www.igilabs.com. Pursuant to the charter, the purposes of the Committee are to: (i) recommend to the Board of Directors compensation arrangements for the Chief Executive Officer and other executive officers and review their responsibilities and performance and plans for their succession; and (ii) approve compensation arrangements for and changes in other corporate officers. In furtherance of this purpose, the Committee shall have the following goals and responsibilities:

•

Review with appropriate representatives of our management our organizational structure and, in particular, the responsibilities and performance of executive officers and, from time to time, senior operations executives and the plans for their succession; and to report at least annually thereon to the Board of Directors.

•

Consider appropriate competitive data and recommend to the Board of Directors compensation and fringe benefits (except pensions generally applicable to salaried employees) for executive officers.

•

Consider appropriate competitive data, and any recommendation made by the Chief Executive Officer and approve: (i) executive salary structure; and (ii) compensation and fringe benefits (except pensions generally applicable to salaried employees) for other corporate officers.

•

In connection with our annual incentive compensation programs, each year: (i) review and approve the Chief Executive Officer’s goals and his/her performance against those goals; (ii) approve annual incentive compensation targets; (iii) approve an annual incentive compensation award for the Chief Executive Officer, other executive officers and other corporate officers; (iv) review the annual performance objectives of the other executive officers; and (v) review annual incentive compensation awards for senior operations executives.

•

Review with appropriate officers: (i) changes in corporate officers; (ii) policy on matters pertaining to compensation; (iii) special benefits and perquisites; (iv) each year on a retrospective basis, compensation changes made in the prior year to determine whether policies established by the Committee have been executed as intended and are achieving the intended result; (v) each year on a retrospective basis, corporate results against corporate goals; and (vi) any other matter of concern to the Committee relating to our overall corporate organization or compensation policy.

The members of the Organization and Compensation Committee are Narendra Borkar (Chair) and Joyce Erony. We believe that the composition and functioning of the Organization and Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE Amex and SEC rules and regulations, including those regarding the independence of the Organization and Compensation Committee Members. During our 2009 fiscal year, the Organization and Compensation Committee met 2 times.

Audit Committee. The Audit Committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audit of our annual financial statements, as well as our internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors. The full text of the charter of the Audit Committee is available on our website at www.igilabs.com.

As described more fully in the Audit Committee Charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to stockholders concerning our accounting and reporting practices, and to facilitate open communication between the Audit Committee, the Board of Directors, our outside auditor and management. The Audit Committee is required to discharge its responsibilities, and assess the information provided by our management and the outside auditor, in accordance with its business judgment. In exercising its business judgment, the Audit Committee is required to rely on the information and advice provided by management and/or our outside auditor. Pursuant to its charter, the function of the Audit Committee includes:

•

to provide the opportunity for direct communication between the Board of Directors and our external auditors;

•

to monitor the design and maintenance of our system of internal accounting controls;

•

to select, evaluate and, if necessary, replace the external auditor;

•

to review the results of internal and external audits as to the reliability and integrity of the financial and operating information systems established to monitor compliance with our policies, plans and procedures and with laws and regulations; and

•

to review the relationship between us and the external auditors and to ascertain the independence of the external auditors.

The members of the Audit Committee are Jane E. Hager (Chair) and Michael Hemric. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE Amex and SEC rules and regulations, including those regarding the independence of the Audit Committee members. The Board of Directors has determined that Jane E. Hager is an “audit committee financial expert” as currently defined under the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee met 10 times during the 2009 fiscal year. A report of the Audit Committee is set forth herein.

Nominating and Corporate Governance Committee. Our Board of Directors has adopted a charter governing the duties and responsibilities of the Nominating and Corporate Governance Committee. The full text of the charter of the Nominating and Corporate Governance Committee is available on our website at www.igilabs.com. Pursuant to the charter, the purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of our Board of Directors, and to recommend that our Board of Directors select the director nominees for the next annual meeting of stockholders, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to us, and to make recommendations on compensation of the Board of Directors. In furtherance of such purpose, the Nominating and Corporate Governance Committee shall have the following goals and responsibilities:

•

To identify, review and recommend to the Board of Directors qualified candidates for director nominees to fill any existing or anticipated vacancy on the Board of Directors;

•

To identify, review and recommend to the Board of Directors, prior to each year’s annual meeting of stockholders, successors to the class of directors whose term shall then expire (including any director in such class proposing to stand for election to another term), and additional director nominees, if any, for election to the Board of Directors on whose behalf the Board of Directors will solicit proxies;

•

To recommend to the Board of Directors the size of the Board of Directors;

•

To review and make recommendations to the Board of Directors with respect to suggestions for director nominees made by stockholders to the Board of Directors or to management in accordance with our Bylaws;

•

To review annually the Board of Director’s overall performance and oversee the annual performance evaluation for each of its committees;

•

To recommend to the Board of Directors whether resignations tendered by members who have had a substantial change in their job responsibilities should be accepted;

•

To review annually the Board of Directors committee structure, charters and membership and, in consultation with the Chairman of the Board of Directors, recommend to the Board of Directors changes, if any; and to recommend to the Board of Directors the assignment of members of the Board of Directors to the various committees and appointment, rotation or removal of committee chairs;

•

To review and make recommendations to the Board of Directors with respect to changes in directors’ compensation and benefits; and

•

To develop and recommend to the Board of Directors a set of corporate governance guidelines and to review the guidelines at least annually and recommend changes as necessary.

The Nominating and Corporate Governance Committee shall have sole authority to retain and terminate any consulting firm to assist it in carrying out its duties and responsibilities, as the committee may deem appropriate in its sole discretion. The Nominating and Corporate Governance Committee shall have sole authority to approve related fees and other retention terms.

The Nominating and Corporate Governance Committee’s process for recruiting and selecting nominees is for Committee members to attempt to identify individuals who are thought to have certain minimum qualifications, including appropriate business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to our governance, and who are willing to serve as directors of a public company. The Nominating and Corporate Governance Committee also considers such other factors as it deems appropriate, including the current composition of the Board. The Committee and Board believe that Board membership should reflect diversity in its broadest sense, including persons diverse in skills, background, gender and ethnicity. The Committee has not adopted a formal policy for the consideration of diversity in identifying candidates for the Board.

To date, we have not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Committee to ascertain his or her interest and willingness to serve, and Committee members discuss among themselves the individual’s potential to be an effective member of the Board of Directors. If the discussions and evaluation are positive, the individual is recommended by the Nominating and Corporate Governance Committee to the entire Board of Directors.

The entire Board of Directors, including the Nominating and Corporate Governance Committee, approved the nomination of the candidates reflected in Proposal No. 1. The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates to serve on the Board of Directors. The name of any recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of our common stock should be sent to the Nominating and Corporate Governance Committee c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, Buena, New Jersey 08310. To date, the Nominating and Corporate Governance Committee has not adopted a specific formal policy with respect to the consideration of director candidates recommended by stockholders and to date no director candidates have been recommended by stockholders. If a director candidate were to be recommended by a stockholder, the Nominating and Corporate Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies.

The members of the Nominating and Corporate Governance Committee are James C. Gale (Chair), Jane E. Hager and Joyce Erony. We believe that the composition of the Nominating and Corporate Governance Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE Amex and SEC rules and regulations, including those regarding the independence of the Nominating and Corporate Governance Committee members. The Nominating and Corporate Governance Committee met 3 times during the 2009 fiscal year. Since the Nominating and Corporate Governance Committee is composed solely of non-management directors, all nominees for director at the Annual Meeting were nominated by non-management directors.

Board Meeting and Attendance

During our 2009 fiscal year, our Board of Directors met 13 times. Each director attended at least 75% of the total number of meetings of the Board of Directors and each committee of the board on which such director served.

Stockholder Communications with Directors and Director Attendance at Annual Meetings

Stockholders who wish to send communications to our Board of Directors may do so by sending them c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, Buena, New Jersey 08310. Such communications may be addressed either to specified individual directors or the entire Board of Directors. The Secretary will have the discretion to screen and not forward to directors communications that the Secretary determines are communications unrelated to our business or governance, commercial solicitations, offensive, obscene, or otherwise inappropriate. The Secretary will, however, compile all stockholder communications that are not forwarded and such communications will be available to any director.

It is the policy of our Board of Directors that directors are strongly encouraged to attend all annual stockholder meetings. Each of our directors serving at the time attended the 2009 annual meeting of stockholders.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by a majority vote of the directors. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer is part of the succession planning process and that it is in the best interests of the company to make this determination from time to time.

Oversight of Risk Management

We are exposed to a number of risks and we regularly identify and evaluate these risks and develop plans to manage them effectively. Our Chief Executive Officer and Chief Financial Officer are directly responsible for our risk management function and report to our Board and Audit Committee in this regard. In fulfilling their risk management responsibilities, our CEO and CFO work closely with members of senior management, including our accounting staff.

On behalf of the Board of Directors, the Audit Committee plays a key role in the oversight of our risk management policy. In that regard, the CFO meets with the Audit Committee at least four times a year to discuss the risks facing us, highlighting any new risks that may have arisen since they last met. The Audit Committee reports to the Board of Directors on a regular basis to apprise them of their discussions with the CFO. Finally, the CFO and CEO report directly to the Board of Directors on at least an annual basis to apprise them directly of our risk management efforts.

Director Compensation

Director Options. In September 1999, our Board of Directors adopted the 1999 Director Stock Option Plan, which we refer to as the 1999 Plan. Under the 1999 Plan, on January 2 of each year, (i) each non-employee director is granted a stock option to purchase 15,000 shares of our common stock; and (ii) each of the Chairmen of the Audit Committee and the Organization and Compensation Committee is granted additional stock options to purchase 15,000 and 10,000 shares of our common stock, respectively. Additionally, under the 1999 Plan, each newly elected director will receive a stock option grant to purchase 15,000 shares of our common stock at the time of his or her election. All of such options will be granted at an exercise price equal to the closing price of our common stock on the NYSE Amex on the date of grant. All options granted under the 1999 Plan become 100% vested 12 months after the date of grant.

Director Fees. Our Board of Directors adopted the 1998 Directors Stock Plan in October 1998 to provide each outside director with the right to receive shares of our common stock as director compensation in lieu of cash payments of director fees, thereby encouraging ownership in our securities by the directors. During 2009, we terminated the 1998 Directors Stock Plan. Prior to its termination, each non-employee director received $2,000 in value of shares of our common stock for each meeting of the Board of Directors he or she attended in person, $1,000 in value of shares of our common stock for each telephonic meeting of the Board of Directors attended, $500 in value of shares of our common stock for each committee meeting attended which is held on the same day as a meeting of the Board of Directors, $1,000 in value of shares of our common stock for each committee meeting attended which is not held on the same day as a meeting of the Board of Directors, and up to $5,000 in value of shares of our common stock annually for the Chairmen of certain committees of the Board of Directors as determined at the discretion of our Board of Directors. The fees were payable quarterly and the number of shares of common stock issued to each director was determined by dividing the fees payable for the quarter by the closing price of our common stock on the last business day of the applicable quarter.

During 2009, the directors unanimously adopted a non-employee director compensation program which provides for equity grants to our non-employee directors under, pursuant to and in the amounts that were provided for in the original 1999 Plan as set forth above and eliminated director fees payable under the 1998 Plan. The board of directors also approved the payment of an annual cash retainer of $25,000, payable quarterly, to each non-employee director and a one-time grant of an option to purchase an additional 15,000 shares of our common stock to a non-employee director when he or she joins the Board of Directors (in addition to the similar 15,000 share grant pursuant to the 1999 Plan) pursuant to such program. This one-time award will be granted to non-employee directors who join the Board of Directors after April 7, 2010. Ms. Erony, Ms. Hager and Mr. Gale have indicated that they will voluntarily defer any cash compensation otherwise due to them on account of director fees unless, until and only in the event that we return to profitability. In 2010, the board of directors reduced the annual grant to the Chairman of the Audit Committee from an option to purchase 15,000 shares of common stock to an option to purchase 10,000 shares of common stock.

2009 DIRECTOR COMPENSATION

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($) (1) (3) (4)	Total ($)

Jane E. Hager	750	11,750	9,427	21,927

James C. Gale	7,500	5,000	9,321	21,821

Narendra N. Borkar	7,397	—	17,145	24,542

Michael Hemric	12,500	3,000	17,450	32,950

Hemanshu Pandya (5)	—	—	—	—

Joyce Erony	7,000	5,500	6,435	18,935

Stephen Morris (6)	—	6,250	7,844	14,094

Terrence O’Donnell (7)	—	9,250	4,702	13,952

(1)

The amounts reflected in this column represent the fair value of the awards on the date of grant, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation— Stock Compensation (“FASB ASC Topic 718”).

(2)

The dollar amount reflected in this column equals (i) the number of restricted shares granted to the director during 2009 multiplied by (ii) the closing price of our common stock on the effective date of the grant.

(3)

As of December 31, 2009, the aggregate amount of shares of common stock that can be acquired by each director pursuant to outstanding option awards are as follows: Jane E. Hager, 140,000 shares; James C. Gale, 15,000 shares; Narendra N. Borkar, 30,000 shares; Michael Hemric, 30,000 shares; Joyce Erony, 15,000 shares; Stephen Morris, 157,016 shares and Terrence O’Donnell, 175,000 shares.

(4)

We issued the options in this column at a strike price equal to the fair market value of the closing price of our common stock on the date of the grant. We valued these options using a Black-Scholes model. In the model, we used an expected life of 3.2 to 5.5 years to value the ten (10) year options that we issued. We used an interest rate equal to the yield on treasury bonds that have approximately 3.2 to 5.5 years remaining until maturity and uses the volatility of our stock price over a period that is approximately 3.2 to 5.5 years prior to the grant date.

(5)

Mr. Pandya resigned from our Board of Directors and as our President and Chief Executive Officer on March 19, 2010, effective April 1, 2010.

(6)

Mr. Morris resigned from our board of directors on July 1, 2009.

(7)

Mr. O’Donnell resigned from our board of directors on September 15, 2009.

EXECUTIVE COMPENSATION

In addition to Charles Moore whose biography is set forth above in “Proposal No. 1 — Election of Directors” the following people serve as our executive officers:

Name	Title
Nadya Lawrence	Executive Vice President of Operations

Philip Forte	Chief Financial Officer

Nadya Lawrence (41) has served as our Executive Vice President of Operations since 2006 and Vice President of Operations from 2001 to 2006. Previously, Ms. Lawrence served as our R&D Technical Director and R&D Manager from 1995 to 2001.

Philip Forte (57) has served as our Chief Financial Officer since February 2010 and served as our Controller from May 2009 until February 2010. Previously, Mr. Forte served as the Senior Director of Finance at Teva Specialty Pharmaceuticals Industries, Ltd., a generic pharmaceutical company. Prior to Teva Specialty Pharmaceuticals, Mr. Forte held various financial roles in corporate and public accounting including Bristol Myers Squibb and Aventis. Mr. Forte received his BBA in Accounting from Bernard M Baruch and his MBA in accounting and finance from Fairleigh Dickinson University.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the previous two fiscal years, which was earned by each of our former President and Chief Executive Officer that served during 2009 and our other two most highly compensated executive officers who received compensation in excess of $100,000 during 2009. We refer to these people in this proxy statement as our Named Executive Officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)

Hemanshu Pandya	2009	125,000	15,000	1,043,250 (6)	347,750	3,518	1,534,518
Former President and Chief Executive Officer					(7)

Philip Forte	2009	88,827	19,000	75,200	68,124	11,632	262,783
Chief Financial Officer

Nadya Lawrence	2009	140,000	–	–	–	25,947	165,947
Executive Vice President of Operations	2008	140,000	–	–	–	25,967	165,967

Rajiv Mathur	2009	326,909	–	–	–	26,605
Former President and Chief Executive Officer (5)	2008	302,564	–	–	534,500 (8)	37,118	353,514

(1)

Lists the principal positions held as of December 31, 2009. On June 29, 2009, Hemanshu Pandya assumed the position as our President and Chief Executive Officer. Mr. Pandya resigned from our Board of Directors and as our President and Chief Executive Officer on March 19, 2010, effective April 1, 2010. On May 18, 2009, Philip Forte assumed the position of our Controller and was later promoted to serve as our Chief Financial Officer.

(2)

The amounts shown in this column represent the fair value of the awards on the date of grant, as computed in accordance with FASB ASC Topic 718.

(3)

The amounts reflected in this column represent the fair value of the awards on the date of grant, as computed in accordance with FASB ASC Topic 718. We valued these options using a Black-Scholes model. In the model, we used an expected life of five and one-half (5.5) years to value the ten year options that we issued. We used an interest rate equal to the yield on the treasury bonds that have approximately five and one-half years remaining until maturity and used the volatility of our stock price over a period that is approximately five and one-half years prior to the grant date.

(4)

The amounts shown in this column represent premiums for group life insurance, medical, and dental insurance paid by us, and contributions made by us to the executive’s account under our 401(k) Plan. The amounts shown include $2,905 in automobile reimbursements made to Philip Forte in 2009, $9,022 in automobile reimbursements made to Nadya Lawrence and $5,261 in automobile reimbursements made to Rajiv Mathur in 2009. In 2009, we paid $318, $6,818, $11,339 and $15,671 for medical, dental and group life insurance for Hemanshu Pandya, Philip Forte, Nadya Lawrence and Rajiv Mathur, respectively. We also made contributions to the 401(k) Plan accounts of Hemanshu Pandya, Philip Forte, Nadya Lawrence and Rajiv Mathur in the amounts of $3,200, $1,908, $5,586 and $5,673, respectively. The amounts shown also include $9,022 in automobile reimbursements made to Nadya Lawrence in 2008 and $11,656 to Rajiv Mathur in 2008. In 2008, we paid $14,630 and $9,932 for medical, dental and group life insurance for Rajiv Mathur and Nadya Lawrence, respectively. We also made contributions to the 401(k) Plan accounts of Rajiv Mathur and Nadya Lawrence in the amounts of $8,848 and $5,620, respectively.

(5)

Mr. Mathur ceased serving as our President and Chief Executive Officer on May 28, 2009.

(6)

The unvested portion of $695,535 of this stock award was forfeited on April 1, 2010 upon the resignation of Mr. Pandya.

(7)

This award was for options to purchase 530,145 shares, of which 176,718 options were vested on April 1, 2010 (date of Mr. Pandya’s resignation) and 353,427 were unvested and forfeited.

(8)

This award was for options to purchase 500,000 shares and was forfeited on August 26, 2009 (90 days after Mr. Mathur’s resignation on May 28, 2009).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding option awards as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)($)

Hemanshu Pandya	132,541(2)	397,604 (2)	$1.07	06/29/19	731,250 (3)	570,375

Philip Forte	27,489 (4)	82,511 (4)	$1.01	05/29/19	60,000 (5)	46,800

Nadya Lawrence	5,000 5,000 5,000 30,000 40,000 100,000 30,000 40,000	— — — — — — — —	$ .50 $2.75 $ .52 $ .80 $ .65 $1.07 $1.27 $ .76	12/06/10 03/20/10 12/27/11 05/16/11 05/23/12 05/20/13 12/20/14 12/09/15	— — — — — — — —	— — — — — — — —

Rajiv Mathur	15,000 15,000	— —	$1.06 $1.30	05/28/12 05/28/12	— —	— —

(1)

The market value is based upon the closing price of our common stock on December 31, 2009 ($0.78).

(2)

These shares vest as follows: one-twelfth vested on June 29, 2009; one-twelfth vested on September 30, 2009; one-twelfth vested on December 31, 2009; one-twelfth vested on March 31, 2010; one-third will vest on June 29, 2011; and one-third will vest on June 29, 2012.

(3)

These shares vest as follows: 81,250 shares vested on March 31, 2010; 325,000 shares will vest on June 29, 2011; and 325,000 shares will vest on June 29, 2012.

(4)

These shares vest as follows: one-twelfth vested on June 1, 2009; one-twelfth vested on September 30, 2009; one-twelfth vested on December 31, 2009; one-twelfth vested on March 31, 2010; one-third will vest on June 1, 2011; and one-third will vest on June 1, 2012.

(5)

These shares vest as follows: 6,667 shares vested on March 31, 2010; 26,667 shares will vest on June 1, 2011; and 26,666 shares will vest on June 1, 2012.

Employment Agreements

Charles E. Moore. Charles Moore commenced services as our Executive Vice President of Technical Operations effective February 12, 2010. Mr. Moore was promoted to serve as our President and Chief Executive Officer on March 19, 2010, effective April 1, 2010. Mr. Moore will receive an annual salary of $265,000. Pursuant to the terms of his employment agreement, Mr. Moore also received a grant of 379,000 shares of restricted stock, one-third of which will vest on January 4, 2011, one-third of which will vest on January 4, 2012 and one-third of which will vest on January 4, 2013. In connection with his promotion to serve as our President and Chief Executive Officer, Mr. Moore also received an additional grant of 560,000 restricted shares of common stock. These shares had a grant date of April 1, 2010 and will vest over three years, in one-third increments beginning after Mr. Moore’s first year of service as our President and Chief Executive Officer.

In addition, Mr. Moore will be entitled to participate in certain of our benefit programs on the same terms and conditions generally provided by us to our executive employees. Mr. Moore will also be eligible to receive an annual performance bonus for each calendar year during the term of his employment, which may be payable in either cash, stock options and/or restricted stock. Mr. Moore’s target bonus will be equal to 40% of his base salary for the applicable fiscal year. All performance targets pursuant to such plan shall be determined by our Compensation Committee.

Mr. Moore is also subject to certain restrictive covenants as set forth in his employment agreement, including confidentiality, non-solicitation and non-competition. Further, Mr. Moore is entitled to payment of six months of severance plus a pro-rata portion of his bonus, if he is terminated without cause following the first anniversary of his employment start date. If terminated within the first year, he will not be entitled to a severance payment. Mr. Moore’s employment agreement further provides for payments upon certain other types of employment termination events as further set forth in his employment agreement.

Philip Forte. Philip Forte commenced service as our controller effective May 26, 2009. Mr. Forte was promoted to serve as our Chief Financial Officer in 2010. Under the terms of his employment agreement, Mr. Forte will receive an annual salary of $185,000. Mr. Forte also received a grant of (i) 80,000 shares of restricted stock and (ii) an option to purchase 110,000 shares of our common stock. The foregoing equity grants will become fully vested over a period of three years as follows: (i) one-twelfth of the shares subject to the equity grants vested on June 1, 2009; (ii) one-twelfth of the shares subject to the equity grants vested on each of the following dates: (A) September 30, 2009, (B) December 31, 2009 and (C) March 31, 2010; (iii) one-third of the shares subject to the equity grants will vest on June 1, 2011; and (iv) one-third of the shares subject to the equity grants will vest on June 1, 2012. In connection with his promotion to our Chief Financial Officer, on February 18, 2010, the Board further granted Mr. Forte 80,000 shares of restricted stock which vest as follows: (A) one-twelfth of the shares vested as of February 12, 2010; (B) one-twelfth of the shares shall vest on each of the following dates: (x) June 30, 2010, (y) September 30, 2010 and (z) December 31, 2010; (C) one-third of the shares shall vest on February 12, 2011 and (D) one-third of the shares shall vest on February 12, 2012. In addition, any shares that remain unvested immediately prior to a change in control will become vested, provided that the executive remains in continuous service with us through the consummation of the change in control. In addition, Mr. Forte will be entitled to participate in certain of our benefit programs on the same terms and conditions generally provided by us to our executive employees.

Mr. Forte will also be eligible to receive an annual performance bonus for each calendar year during the term of his employment, which may be payable in either cash, stock options and/or restricted stock. For 2009, Mr. Forte’s target bonus was $22,605. For subsequent years, Mr. Forte’s target bonus will be equal to 25% of his base salary for the applicable fiscal year. All performance targets pursuant to such plan shall be determined by our Compensation Committee, except with respect to 2009, pursuant to which the performance targets were mutually agreed upon by Mr. Forte and the Chairwoman of our Board of Directors. Mr. Forte’s bonus for 2009 was $19,000. Mr. Forte is also subject to certain restrictive covenants as set forth in his employment agreement, including confidentiality, non-solicitation and non-competition. Mr. Forte’s employment agreement further provides for payments upon certain types of employment termination events.

Hemanshu Pandya. Effective June 29, 2009, Mr. Pandya commenced service as our President and Chief Executive Officer. Mr. Pandya resigned from our Board of Directors and as our President and Chief Executive Officer on March 19, 2010, effective April 1, 2010. Under the terms of his employment agreement, Mr. Pandya received an annual salary of $260,000. Mr. Pandya also received a grant of (i) 975,000 shares of restricted stock and (ii) an option to purchase 530,145 shares of our common stock. The foregoing equity grants had vested as to one-third of the shares as of the date of his termination. The remaining two-thirds of such grant terminated without vesting. Mr. Pandya was also eligible to receive an annual performance bonus for each calendar year during the term of his employment. For 2009, Mr. Pandya’s target bonus was $65,000. Mr. Pandya was also subject to certain restrictive covenants as set forth in his employment agreement, including confidentiality, non-solicitation and non-competition.

Separation Agreement

Rajiv Mathur. On May 28, 2009, Mr. Mathur announced his resignation as our President and Chief Executive Officer and also resigned from our board of directors. In connection with his resignation, we entered into a Separation of Employment Agreement and General Release dated May 28, 2009 with Mr. Mathur. The Separation Agreement provides that we shall pay Mr. Mathur severance in the amount of $312,798, such amount to be paid ratably over a twelve month period with equal portions on each regular payroll payment date during such period. We also agreed to provide Mr. Mathur with continued participation in our medical insurance coverage plans during such one year period. Mr. Mathur agreed to provide us with a general release, and Mr. Mathur agreed to certain restrictive covenants, including confidentiality, non-competition and non-disparagement.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table includes information as of December 31, 2009 relating to our 1999 Stock Incentive Plan, as amended, the 1999 Director Stock Option Plan, as amended, the 1998 Director Stock Plan, as amended, and the 2009 Equity Incentive Plan, which comprises all of our equity compensation plans as of such date. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	1,349,032	$ 1.12	2,666,306
Equity compensation plans not approved by security holders	1,720,145(3)	1.12	-
Total	3,069,177	$ 1.12	2,666,306

(1)

Includes information with respect to the 1999 Stock Incentive Plan, as amended, the 1999 Director Stock Option Plan, as amended, the 1998 Director Stock Plan, as amended, and the 2009 Equity Incentive Plan.

(2)

Includes information with respect to the 1999 Director Stock Option Plan and the 2009 Equity Incentive Plan. As of December 31, 2009, we had 540,202 shares available for issuance pursuant to the 1999 Director Stock Option Plan, as amended, and 1,715,000 shares available for issuance pursuant to the 2009 Equity Incentive Plan.

(3)

Under the terms of his employment agreement, Mr. Pandya received a grant of (i) 975,000 shares of restricted stock and (ii) an option to purchase 530,145 shares of our common stock. These equity grants will become fully vested over a period of three years as follows: (i) one-twelfth of the shares subject to the equity grants vested on June 29, 2009; (ii) one-twelfth of the shares subject to the equity grants vested on each of the following dates: (A) September 30, 2009, (B) December 31, 2009 and (C) March 31, 2010; (iii) one-third of the shares subject to the equity grants will vest on June 29, 2011; and (iv) one-third of the shares subject to the equity grants will vest on June 29, 2012. In addition, any shares that remain unvested immediately prior to a change in control will become vested, provided that the executive remains in continuous service with us through the consummation of the change in control.

Pursuant to the terms of his employment agreement, Mr. Forte received a grant of (i) 80,000 shares of restricted stock and (ii) an option to purchase 110,000 shares of our common stock. These equity grants will become fully vested over a period of three years as follows: (i) one-twelfth of the shares subject to the equity grants vested on June 1, 2009; (ii) one-twelfth of the shares subject to the equity grants vested on each of the following dates: (A) September 30, 2009, (B) December 31, 2009 and (C) March 31, 2010; (iii) one-third of the shares subject to the equity grants will vest on June 1, 2011; and (iv) one-third of the shares subject to the equity grants will vest on June 1, 2012. In addition, any shares that remain unvested immediately prior to a change in control will become vested, provided that the executive remains in continuous service with us through the consummation of the change in control.

In connection with his appointment, Bijoy Singh received an option to purchase 25,000 shares of common stock. One-third of the option will vest each year on the anniversary of the grant date as follows: (i) 8,333 shares will vest on June 1, 2010; (ii) 8,333 shares will vest on June 1, 2011; and (iii) 8,334 shares will vest on June 1, 2012. In addition, any portion of the option that remains unvested immediately prior to a change in control will become vested, provided that Mr. Singh remains in continuous service with the Company through the consummation of the change in control.

The above option grants have an exercise price equal to the closing price of our common stock on the date of grant and were granted as an employment inducement award pursuant to the executive’s employment agreement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has:

•

reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2009 with management;

•

discussed with our independent auditors, Amper, Politziner & Mattia, LLP, matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, in connection with the audit of our consolidated financial statements for the year ended December 31, 2009; and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed the independence of Amper, Politziner & Mattia, LLP with that firm.

In reliance on the review and discussions referred to above, the audit committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2009.

Audit Committee

Jane E. Hager (Chairwoman)

Michael Hemric

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Amper, Politziner & Mattia, LLP to serve as our independent auditors for the fiscal year ending December 31, 2010. Representatives from Amper, Politziner & Mattia, LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although stockholder ratification of the appointment of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our Board has decided to afford our stockholders the opportunity to express their opinions on the matter of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and those of our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will take that fact into consideration, together with such other information as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Fees Paid to Independent Auditors

The following table shows the fees for the audit and other services provided by Amper, Politziner & Mattia, LLP for fiscal years 2009 and 2008:

	2009	2008
Audit Fees (1)	174,610	$162,024
Audit-Related Fees (2)	49,571	—
Tax Fees	—	—
All Other Fees (3)	2,300	—
Total	226,481	$162,024

(1)

These are fees for professional services rendered for the audit of our 2009 and 2008 financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for professional services rendered for audit-related services including consultation on compliance related matters and for professional services associated with our filing of registration statements on Form S-3 and Form S-8.

(3)

These fees are for professional services related to accounting advice associated with the hiring of new officers.

Representatives of Amper, Politziner & Mattia, LLP attended all meetings of the Audit Committee in 2009. The Audit Committee pre-approves and reviews all audit services performed by our independent auditors as well as the fees charged by our independent auditors for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors’ independence. Amper, Politziner & Mattia, LLP did not perform any non-audit services for us during fiscal years 2009 or 2008.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF AMPER, POLITZINER & MATTIA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL NO. 3 – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
OUR 2009 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
OF COMMON STOCK THAT MAY BE ISSUED OR THE SUBJECT OF AWARDS
UNDER THE PLAN BY 2,000,000 SHARES

Background

On April 12, 2010, our Board unanimously adopted a resolution approving, subject to approval by our shareholders, an amendment and restatement of our 2009 Equity Incentive Plan (the “2009 Plan”) to increase the number of shares of common stock available for grant under the 2009 Plan by adding 2,000,000 shares.

The Board believes that the proposed amendment and restatement of the 2009 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends approval by our stockholders. Our Board believes that the number of shares of common stock currently available for issuance under the 2009 Plan is insufficient in view of our compensation structure and strategy. The Board has concluded that our ability to attract, retain and motivate top quality employees is material to our success and would be enhanced by our continued ability to make grants under the 2009 Plan. The Board has directed that the proposal to approve the amendment and restatement of the 2009 Plan be submitted to the stockholders for their approval at the Annual Meeting.

As of March 31, 2010: (i) 686,000 shares of common stock remained available for future awards under the 2009 Plan; (ii) 1,022,336 unvested restricted share awards were outstanding under the 2009 Plan; and (iii) 275,000 shares of common stock were subject to outstanding options under the 2009 Plan.

As stated above, if Proposal 3 is approved, 2,000,000 additional shares would be added to the shares available for award under the 2009 Plan. As a result, these additional shares, together with the shares that currently remain available for future awards under the 2009 Plan plus any shares of common stock that are restored to availability under the 2009 Plan upon expiration, forfeiture or termination of options or other awards, would be available for any form of award under the 2009 Plan.

If an option or other award granted under the 2009 Plan expires, is forfeited or otherwise terminates, the shares of common stock subject to any portion of the award that expires, is forfeited or that otherwise terminates, as the case may be, will again become available for the issuance under the 2009 Plan.

We intend to register the additional shares that would be available for awards under the 2009 Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval of the increase.

The following is a brief summary of the 2009 Plan, as amended by this Proposal, and is qualified in all respects by the specific language of the full text of the amended and restated 2009 Plan, a copy of which is attached as Appendix A to the Proxy Statement.

Summary of the 2009 Plan

Shares Available and Award Limitations. Subject to adjustment in certain circumstances as discussed below, the 2009 Plan authorizes up to 4,000,000 shares of our common stock for issuance pursuant to the terms of the 2009 Plan. The maximum number of shares that may be subject to awards made to any individual in any single calendar year under the 2009 Plan is 1,000,000 shares.

If and to the extent awards granted under the 2009 Plan terminate, expire, cancel, or are forfeited without being exercised and/or delivered, the shares subject to such awards will again be available for grant under the 2009 Plan. Additionally, to the extent any shares subject to an award are withheld in settlement of any exercise price and/or any tax withholding obligation associated with that award, those shares will again be available for grant under the 2009 Plan.

In the event of any recapitalization, reorganization, merger, spin-off, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by the Board of Directors to: (i) the aggregate number, class and/or issuer of the securities reserved for issuance under the 2009 Plan; (ii) the number, class and/or issuer of securities subject to outstanding awards; and (iii) the exercise price of outstanding options or stock appreciation rights, in each case in a manner that reflects equitably the effects of such event or transaction.

Administration. The 2009 Plan is administered and interpreted by the Board of Directors or by one or more committees of the Board of Directors (each a “Committee”). The authority of the Board of Directors and any Committee appointed by the Board of Directors are co-extensive. Therefore, for the remainder of this discussion, references to the Committee will be deemed to include the Board of Directors.

The Committee designated by the Board of Directors has authority to grant awards under the 2009 Plan and determine the terms of such awards, including the persons to whom awards are to be granted, the type and number of awards to be granted and the number of shares of our common stock to be covered by each award. The Committee designated by the Board of Directors also specifies the time(s) and conditions upon which awards will be exercisable or settled. The Committee designated by the Board of Directors is also empowered to interpret the 2009 Plan and any award agreement and to correct any defect, supply any omission and to reconcile any inconsistency contained in the Plan or any award agreement.

Awards. Awards granted under the 2009 Plan may consist of incentive stock options or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. Each award is subject to the terms and conditions set forth in the 2009 Plan and to any other terms and conditions specified by the Committee designated by the Board of Directors and memorialized in a written award agreement.

Eligibility. Employees, directors, consultants and other service providers of ours and our affiliates are eligible to participate in the 2009 Plan, provided, however, that only employees of ours or our subsidiaries are eligible to receive incentive stock options. As of

March 31, 2010 approximately 31 employees, including our executive officers, would be eligible to participate in the 2009 Plan.

Stock Options

General. The Committee designated by the Board of Directors may grant options qualifying as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code and/or non-qualified stock options (“NQSOs”).

Term, Purchase Price, Vesting and Method of Exercise of Options. The exercise price of any stock option granted under the 2009 Plan will be the fair market value of such stock on the date the option is granted, which as long as our common stock is traded on a national securities exchange, will be the closing price of our common stock on such exchange.

The Committee designated by the Board of Directors may determine the option exercise period for each option; provided, however, that the exercise period may not exceed ten (10) years from the date of grant. Vesting for each option will also be determined by the Committee.

Generally, payment of the option price will be made in cash, or with the Committee’s consent, in shares of our common stock having a fair market value on the date of exercise equal to the option price, or by such other means as the Committee may permit. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise.

Stock Appreciation Rights. The Committee designated by the Board of Directors is authorized to grant stock appreciation rights (“SARs”) under the 2009 Plan. Upon exercise of a SAR, the participant is entitled to receive an amount equal to the difference between the fair market value of our common stock underlying the SAR on the date of exercise and the fair market value of our common stock underlying the SAR on the date of grant. Such amount may be paid in cash or shares of our common stock, as determined by the Committee.

Effects of Termination of Service with us. Generally, unless provided otherwise in the award agreement, the right to exercise any option or SAR terminates ninety (90) days following termination of the participant’s relationship with us for reasons other than death, disability or termination for “cause” as defined in the 2009 Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the award agreement, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date of such termination.

Restricted Stock Awards. The Committee designated by the Board of Directors may issue restricted shares of our common stock under the 2009 Plan. A restricted stock award is an award of shares that will vest based on the occurrence of a condition specified by the Committee (such as the completion of a period of service or attainment of a performance goal). If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, an award of restricted stock entitles the participant to all of the rights of a stockholder of ours, including the right to vote the shares and the right to receive any dividends thereon.

Restricted Stock Units. The Committee designated by the Board of Directors may issue restricted stock units (“RSUs”) under the 2009 Plan. A RSU is a contractual promise to issue shares (or pay the value of shares) at a specified future date, subject to fulfillment of vesting conditions specified by the Committee. A RSU award carries no voting or dividend rights or other rights associated with stock ownership. A RSU award may be settled in shares of our common stock, cash, or in any combination of common stock and/or cash, as determined by the Committee.

Performance Awards. The Committee designated by the Board of Directors may grant performance awards under the 2009 Plan, which may be denominated as a number of shares of our common stock or a specified number of other awards (or a combination of both). Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted, settled or becoming vested under the 2009 Plan, or as a condition to accelerating the timing of such events.

The performance criteria associated with that award will be based on one or more of the following: (1) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, earnings per share, after-tax or pre-tax profits, operational cash flow, return on capital employed or return on invested capital, after-tax or pre-tax return on stockholders’ equity, the price of our common stock or a combination of the foregoing; (2) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, our bank debt or other public or private debt or financial obligations; (3) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; and/or (4) such other business criteria specified by the Committee, provided that such criteria does not cause a performance award intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code to fail to so qualify. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, affiliates or products. In addition, performance goals may be established in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

The Committee may provide, at the time a performance goal is established, that adjustments will be made to the applicable performance goal to take into account, in the manner specified by the Committee, the impact of one or more of the following: (1) gain or loss from all or certain claims and/or litigation and insurance recoveries, (2) the impairment of tangible or intangible assets, (3) stock-based compensation expense, (4) extraordinary, unusual or infrequently occurring events reported in our public filings, (5) restructuring activities reported in our public filings, (6) investments, dispositions or acquisitions, (7) gain or loss from the disposal of certain assets, (8) gain or loss from the early extinguishment, redemption, or repurchase of debt, (9) changes in accounting principles that become effective during the performance period, or (10) such other items specified by the Committee, provided that such adjustment does not cause a performance award intended to constitute qualified performance-based compensation under Section 162(m) of the Code to cease to so qualify. Each of the adjustments described in this paragraph may relate to the whole Company or to any subsidiary, division or other operational unit of the Company, as determined by the Committee at the time the performance goals are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to our stock to reflect changes in corporate capitalization, such as stock splits and reorganizations.

The adoption, disclosure and approval of the foregoing performance criteria are intended to enable the issuance of awards that will constitute “qualified performance-based compensation” exempt from the deduction limitations of Section 162(m) of the Code.

Amendment and Termination of the 2009 Plan. The Board of Directors may amend, alter or discontinue the 2009 Plan at any time; provided however, that any amendment that increases the aggregate number of shares of our common stock that may be issued under the 2009 Plan or modifies the requirements as to eligibility for participation, will be subject to approval by our stockholders.

The 2009 Plan will not expire on any particular date. The Committee may continue to grant awards so long as shares remain available, provided that no new ISOs will be granted after the 10th anniversary of the date the 2009 Plan was approved by our stockholders (or, if the stockholders approve an amendment that increases the number of shares subject to the 2009 Plan, the 10th anniversary of the date of such approval).

Change in Control. In the event of our change in control, the Committee has discretion to, among other things, accelerate the vesting of outstanding awards, cash out outstanding awards or exchange outstanding awards for similar awards of a successor company. Our “change in control” will be deemed to have taken place upon:

•

the acquisition by any person (with certain limited exceptions) of direct or indirect ownership of securities representing 60% or more of the combined voting power of our then outstanding securities;

•

our merger or consolidation resulting in our stockholders immediately prior to such event not owning 40% of the combined voting power of the voting securities of the resulting entity immediately following such event;

•

the sale of substantially all our assets; or

•

our liquidation or dissolution.

Federal Income Tax Consequences of Awards Granted under the 2009 Plan

Set forth below is a general description of the federal income tax consequences relating to awards granted under the 2009 Plan. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

NQSOs. There are no federal income tax consequences to participants or to us upon the grant of a NQSO. Upon the exercise of a NQSO, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Shares issued upon the exercise of a NQSO will have a tax basis equal to their fair market value on the date of exercise, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

ISOs. Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss equal to the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant (a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

SARs. The participant will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income equal to the value of the shares of our common stock and/or cash received upon such exercise, and we will be entitled to a congruent deduction. Shares received in connection with the exercise of a SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Restricted Stock. A participant normally will not recognize taxable income upon the award of restricted stock, and we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the shares of our common stock subject to the award are either transferable or are no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares of our common stock at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.

A participant may, however, elect to recognize ordinary income in the year the restricted stock is awarded in an amount equal to the difference between the fair market value of the shares of common stock at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. If, after making the election, any shares subject to the award are forfeited, the participant will not be entitled to any tax deduction or refund with respect to taxes previously paid.

In either case, the tax basis of shares subject to a restricted stock award will be equal to their fair market value on the date the participant recognizes ordinary income with respect to the award, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

RSUs. A participant will not recognize taxable income upon the grant of a RSU. At the time shares and/or cash are paid to a participant in settlement of the RSU, the participant will recognize ordinary income equal to the value of the shares and/or cash and we will be entitled to a congruent deduction. Shares issued in settlement of a RSU award will have a tax basis equal to their fair market value on the date of issuance, and the holding period of those shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Performance Awards. If a performance award is settled by the issuance of unrestricted shares of our common stock, the participant receiving the shares will recognize ordinary income equal to the value of the shares at the time of issuance and we will be entitled to a congruent deduction. Those shares will then have a tax basis equal to their fair market value on the date of issuance, and the holding period of those shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

If a performance award is settled by the issuance of another type of award under the 2009 Plan, the tax consequences of that other award will be the same as described above with respect to the relevant type of award.

Section 162(m). Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are “named executive officers” in the summary compensation table in the issuer’s proxy statement, excluding the issuer’s principal financial officer). “Qualified performance-based compensation” is not counted against the $1,000,000 deductibility limit. Under the 2009 Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” In addition, awards that are conditioned upon achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that awards under the 2009 Plan will be fully deductible under all circumstances.

New Plan Benefits

Awards are granted under the 2009 Plan in the discretion of the Committee designated by the Board. Accordingly, it is not possible to determine the number, name or positions of persons who will benefit from the amendment and restatement of the 2009 Plan, if it is approved by stockholders, or the terms of any such benefits.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2009 EQUITY INCENTIVE PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in the “Director Compensation” and “Executive Compensation” sections of this proxy statement and the transactions described below, during our last two fiscal years, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

March 13, 2009 Private Placement

On March 13, 2009, we completed a $6,000,000 private placement with certain investment funds affiliated with Signet Healthcare Partners, G.P. (the “March 2009 Offering”). As part of the March 2009 Offering, we issued 202.9 shares of Series B-1 Preferred Stock, $4,782,600 in Secured Convertible Promissory Notes (“Promissory Notes”), Preferred Stock Purchase Warrants to purchase 797.1 shares of non-voting Series B-2 Preferred Stock (“Preferred Stock Warrants”), a Common Stock Purchase Warrant to purchase 350,000 shares of common stock (“Common Stock Warrant”) and amended our line of credit with Pinnacle Mountain Partners, an entity controlled by Jane E. Hager, a 5% stockholder and a director of ours.

The Promissory Notes had a maturity date of July 31, 2009 and an annual interest rate of 5%. Furthermore, we entered into Guaranty and Security Agreements to guarantee repayment of the Promissory Notes upon maturity. The Promissory Notes were collateralized by our assets. However, upon approval by our stockholders of the March 2009 Offering at our 2009 annual meeting of stockholders held on May 15, 2009, the Promissory Notes and any accrued interest automatically converted into Series B-1 Preferred Stock for $6,000 per share and the Preferred Stock Warrants became null and void.

In connection with the March 2009 Offering, we and Pinnacle entered into an amendment to our Loan and Security Agreement. Pinnacle agreed to change the terms of repayment such that 50% of the amount borrowed under the line of credit, or $500,000 as of March 31, 2009, would be payable on July 31, 2010 and the remaining balance would be payable on July 31, 2011. Furthermore, we and Pinnacle entered into a Note Conversion Agreement for which Pinnacle agreed to automatically convert the principal amount due under the Third Amended and Restated Revolving Note (the “Note Payable”) into shares of our common stock at a conversion rate of $0.41 per share upon stockholder approval of the Note Conversion. At our 2009 annual meeting of stockholders held on May 15, 2009, our stockholders approved the Note Conversion. Immediately upon stockholder approval, the $500,000 principal amount outstanding under the Note Payable was converted into 1,219,512 shares of our common stock.

March 29, 2010 Private Placement

On March 29, 2010 we completed a $1,550,000 private placement with certain investors, including investment funds affiliated with Signet Healthcare Partners, G.P. and Jane E. Hager (the “Series C Offering”). As part of the Series C Offering, we issued 1,550 shares of Series C Convertible Preferred Stock. We issued to investment funds affiliated with Signet Healthcare Partners, G.P. 675 shares of Series C Convertible Preferred Stock for an aggregate purchase price of $675,000 and to an affiliate of Jane E. Hager, 50 shares of Series C Convertible Preferred Stock for an aggregate purchase price of $50,000.

Registration Rights Agreement

Pursuant to the terms of a registration rights agreement, Signet Healthcare Partners, a 5% stockholder of ours, and an affiliate of Jane E. Hager, a director and 5% stockholder of ours, is entitled to certain rights with respect to the registration of certain shares of our common stock held by them under the Securities Act of 1933. If we do not comply with the terms of the registration rights agreement we may become subject to cash penalties payable to affiliates of Signet Healthcare Partners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 7, 2010, with respect to the beneficial ownership of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock held by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock or Series C Preferred Stock; (ii) each director; (iii) each of our Named Executive Officers (which for purposes of this Proxy Statement means those executive officers listed in the Summary Compensation table in this Proxy Statement) and (iv) all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our capital stock subject to options or warrants currently exercisable or exercisable within 60 days of April 7, 2010 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding those options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock is based upon 17,796,247 shares of our common stock, 50 shares of our Series A Preferred Stock, 1,006.879 shares of our Series B-1 Preferred Stock and 1,550 shares of our Series C Preferred Stock outstanding as of April 7, 2010, respectively. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o IGI Laboratories, Inc., 105 Lincoln Avenue, Buena, New Jersey 08310.

	Common Stock		Series A Preferred Stock (1)		Series B-1 Preferred Stock (2)		Series C Preferred Stock (3)
Names of Beneficial Owners (address, if ownership is more than 5%)	Number	Percentage of Common Stock	Number	Percentage of Series A Preferred Stock	Number	Percentage of Series B-1 Preferred Stock	Number	Percentage of Series C Preferred Stock	Percentage of Combined Voting Power of IGI(4)
5% Stockholders

Signet Healthcare Partners (5)	16,386,882	47.9%	—	—	1,006.879 (6)	100%	675 (7)	43.5%	45.6%
Stephen J. Morris (8) Director 666 Navesink Avenue Rumson, NJ 07760	2,985,865	16.6%	—	—	—	—	—	—	7.9%
Frank Gerardi (9) c/o Univest Management Inc. EPSP 149 West Village Way Jupiter, FL 33458	2,485,539	13.9%	—	—	—	—	—	—	6.5%
Edward B. Hager, M.D. (10)(11) 206 Pinnacle Road Lyndeborough, NH 03082	2,736,816	15.3%	—	—	—	—	—	—	7.3%
Jane E. Hager (10)(12) 206 Pinnacle Road Lyndeborough, NH 03082	3,499,140	19.5%	—	—	—	—	50	3.2%	9.4%
Hager Family Trust (10) 206 Pinnacle Road	1,369,893	7.7%	—	—	—	—	—	—	3.8%

	Common Stock		Series A Preferred Stock (1)		Series B-1 Preferred Stock (2)		Series C Preferred Stock (3)
Names of Beneficial Owners (address, if ownership is more than 5%)	Number	Percentage of Common Stock	Number	Percentage of Series A Preferred Stock	Number	Percentage of Series B-1 Preferred Stock	Number	Percentage of Series C Preferred Stock	Percentage of Combined Voting Power of IGI(4)
5% Stockholders

Lyndeborough, NH 03082
Pharmachem Laboratories, Inc. (13) 265 Harrison Avenue Harrison, NJ 07032	1,500,000	8.4%	—	—	—	—	—	—	4.2%
Federico Buonanno (14) 42 E. Bergen Place Red Bank, NJ 07701	675,000	3.7%	50	100%	—	—	—	—	1.4%

Other Directors and Executive Officers Named in the Summary Compensation Table

Charles Moore	939,000	5.3%	—	—	—	—	—	—	2.6%
Hemanshu Pandya (15)	501,718	2.8%	—	—	—	—	—	—	*
Philip Forte (16)	196,663	1.1%	—	—	—	—	—	—	*
Rajiv Mathur (17)	40,791	*	—	—	—	—	—	—	*
Nadya Lawrence (18)	260,928	1.4%	—	—	—	—	—	—	*
Joyce Erony (5)(19)	16,407,231	48.0%	—	—	1,006.879 (7)	100%	675	43.5%	45.6%
James Gale (5)(20)	16,391,506	48.0%	—	—	1,006.879 (7)	100%	675	43.5%	45.6%
Narendra Borkar	—	—	—	—	—	—	—	—	—
Michael Hemric	2,885	*	—	—	—	—	—	—	*

All Executive Officers and Directors as a Group

All executive officers and directors as a group (8 persons)(5)(6)(10)(12) (16)(17)(18)(19)(20)	21,310,471	61.6%	—	—	1,006.879 (7)	100%	675	43.5%	58.1%

____

*  Less than 1%

(1)

For matters on which the holders of Series A Preferred Stock vote together as a single class with the holders of common stock, Series B-1 Preferred Stock and Series C Preferred Stock, each holder of shares of our Series A Preferred Stock is entitled to a number of votes for each share of Series A Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series A Preferred Stock is then convertible. Currently, each share of Series A Preferred Stock is convertible into 10,000 shares of our common stock. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of Designation for the Series A Preferred Stock. The holders of our Series A Preferred Stock would vote as a separate class with respect to any change to the rights, designations, and preferences of the Series A Preferred Stock. On all other matters, holders of our common stock, Series A Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock will vote together as a single class. As of April 7, 2010, holders of our Series A Preferred Stock are entitled to an aggregate of 500,000 votes.

(2)

For matters on which the holders of Series B-1 Preferred Stock vote together as a single class with the holders of common stock, Series A Preferred Stock and Series C Preferred Stock, each holder of shares of our Series B-1 Preferred Stock is entitled to a number of votes for each share of Series B-1 Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series B-1 Preferred Stock is then convertible. As of April 7, 2010, each share of Series B-1 Preferred Stock was convertible into 14,634 shares of our common stock plus such number of shares of common stock as shall equal (x) the accrued and unpaid dividends on the Series B-1 Preferred Stock as of the date of conversion divided by (y) $0.41. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of Designation for the Series B-1 Preferred Stock. As long as any shares of Series B-1 Preferred Stock are outstanding, without the affirmative vote or consent of the holders of at least a majority of the shares of Series B-1 Preferred Stock, voting separately as a class, we shall not (i) authorize, create, or issue any class or series of capital stock ranking, either as to payment of dividends, distributions of assets upon liquidation or otherwise, or redemptions, prior to or on parity with the Series B-1 Preferred Stock or the Series B-2 Preferred Stock and (ii) authorize any redemptions or repurchases of common stock, or repurchase or redeem any common stock, except in limited circumstances, for repurchases or redemptions of common stock from employees upon their termination of employment with us. As of April 7, 2010, holders of our Series B-1 Preferred Stock were entitled to an aggregate of 15,408,219 votes.

(3)

For matters on which the holders of Series C Preferred Stock vote together as a single class with the holders of common stock, Series A Preferred Stock and Series B-1 Preferred Stock, each holder of shares of our Series C Preferred Stock is entitled to a number of votes for each share of Series C Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series C Preferred Stock is then convertible. As of April 7, 2010, each share of Series C Preferred Stock was convertible into shares of common stock equal to (i) 1,000 plus any accrued and unpaid dividends, divided by (ii) $0.69. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of Designation for the Series C Preferred Stock. As long as any shares of C Preferred Stock are outstanding, without the affirmative vote or consent of the holders of at least a majority of the shares of Series C Preferred Stock, voting separately as a class, we shall not (i) authorize, create, or issue any class or series of capital stock ranking, either as to payment of dividends, distributions of assets upon liquidation or otherwise, or redemptions, prior to or on parity with the Series C Preferred Stock and (ii) authorize any redemptions or repurchases of common stock, or repurchase or redeem any common stock, except in limited circumstances, for repurchases or redemptions of common stock from employees upon their termination of employment with us. As of April 7, 2010, holders of our Series C Preferred Stock were entitled to an aggregate of 2,247,300 votes.

(4)

The percentage of the combined voting power of IGI set forth in this column represents the voting power of the stockholder as of the Record Date and is based on 17,796,247 shares of common stock outstanding as of the Record Date and entitled to 17,796,247 votes, 50 shares of Series A Preferred Stock outstanding as of the Record Date and entitled to 500,000 votes, 1,006.879 shares of Series B-1 Preferred Stock outstanding as of the Record Date and entitled to 15,408,219 votes and 1,550 shares of Series C Preferred Stock outstanding as of the Record Date and entitled to 2,247,300 votes.

(5)

Information is partially based on a Schedule 13D filed on April 7, 2010. Includes securities held directly by Life Sciences Opportunities Fund (Institutional) II, L.P. (“LOF Institutional”) and Life Sciences Opportunities Fund II, L.P. (“LOF” and collectively with LOF Institutional, the “Funds”) and indirectly by Signet Healthcare Partners, LLC (“General Partner”), the general partner of each of the Funds, James C. Gale, a director of ours, and the chief investment officer, a manager and member of the General Partner, Sanders Morris Harris Inc. (“SMH Capital”), the controlling member of the General Partner, Sanders Morris Harris Group, Inc. (“SMHG”), the parent company of SMH Capital, Joyce Erony, a director of ours and a managing director of the General Partner, George L. Ball, Chief Executive Officer and a director of SMH Capital and SMHG. The General Partner, Mr. Gale, SMH Capital, SMHG, Ms. Erony and Mr. Ball disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein, if any. The address of each filer is Carnegie Hall Tower, 152 West 57th Street, 19th Floor, New York, NY 10019, except SMH Capital, SMHG and Mr. Ball, which is 600 Travis, Suite 5800, Houston, Texas 77002.

(6)

Includes 152.844 shares of Series B-1 Preferred Stock held by LOF and 854.035 shares of Series B-1 Preferred Stock held by LOF Institutional.

(7)

Includes 102 shares of Series C Preferred Stock held by LOF and 573 shares of Series C Preferred Stock held by LOF Institutional.

(8)

Information is partially based on a Form 4 filed on July 7, 2009. Includes 142,016 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010. Includes 2,546,855 shares which Mr. Morris owns jointly with his wife and 200 shares owned directly by his wife.

Excludes 160,765 shares, which are owned by Mr. Morris’ children as Mr. Morris disclaims beneficial ownership of such shares due to his children’s attainment of the age of majority.

(9)

Information is partially based on a Form 4 filed on December 31, 2009. Includes 2,337,273 shares of common stock held by Univest Management Inc. Employee Profit Sharing Plan. Mr. Gerardi serves as the trustee of such plan and all shares owned by such plan are for the benefit of Mr. Gerardi. Mr. Gerardi possesses sole power to vote and direct the disposition of all of the securities held by the Univest Management Inc. Employee Profit Sharing Plan. Such amount also includes 148,266 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010.

(10)

Includes 1,369,893 shares of common stock held by the Hager Family Trust. Jane E. Hager and Edward B. Hager are co-trustees of the Hager Family Trust and share voting and dispositive power over the shares held by the trust.

(11)

Includes (i) 22,411 shares of common stock held directly by Mr. Hager’s wife, (ii) 125,000 shares of common stock which may be acquired pursuant to stock options exercisable by Mr. Hager’s wife within 60 days of April 7, 2010 and (iii) 1,219,512 shares of common stock are held by Pinnacle Mountain Partners, LLC of which Mr. Hager and Jane E. Hager share voting and investment power.

(12)

Includes (i) 22,411 shares of common stock held directly by Ms. Hager, (ii) 125,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010, (iii) 689,830 shares of common stock and 50 shares of Series C Preferred Stock are held by the Jane E. Hager Trust of 1990 of which Mrs. Hager acts as sole trustee and has sole voting and dispositive power over the shares held by the trust and (iv) 1,219,512 shares of common stock are held by Pinnacle Mountain Partners, LLC of which Edward B. Hager and Mrs. Hager share voting and investment power.

(13)

Information based on a Form 3 filed by Pharmachem Laboratories, Inc. with the Securities and Exchange Commission on May 24, 2007.

(14)

Includes 500,000 shares of common stock which may be acquired pursuant to the conversion of shares of Series A Preferred Stock convertible within 60 days after April 7, 2010 and warrants to acquire 175,000 shares of common stock exercisable within 60 days of April 7, 2010.

(15)

Includes 176,718 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010.

(16)

Includes 36,663 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010.

(17)

Information is partially based on a Form 4 filed on January 3, 2008. Includes 30,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010.

(18)

Includes 250,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010.

(19)

Includes 5,349 shares held by Ms. Erony and 15,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2010.

(20)

Includes 4,624 shares held by Mr. Gale.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Any proposal that a stockholder intends to present at the 2011 Annual Meeting of Stockholders must be submitted to our Secretary at our corporate offices, 105 Lincoln Avenue, Buena, New Jersey 08310, no later than December 17, 2010, in order to be considered for inclusion in the Proxy Statement relating to that meeting and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

In accordance with our current bylaws, for a proposal of a stockholder to be raised from the floor and presented at our 2011 Annual Meeting of Stockholders, other than a stockholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, not earlier than February 18, 2011 and not later than March 20, 2011; provided, however, that in the event that the date of the annual meeting is more than 60 days before or more than 60 days after May 19, 2011, notice by the stockholders must be so received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by us. Stockholder proposals should be addressed to our Secretary at our corporate offices, 105 Lincoln Avenue, Buena, New Jersey 08310.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

Philip Forte, Secretary

April 16, 2010

Appendix A

IGI LABORATORIES, INC.

2009 EQUITY INCENTIVE PLAN

(as amended effective May 19, 2010)

SECTION 1.  Purpose; Definitions.  The purposes of this IGI Laboratories, Inc. 2009 Equity Incentive Plan (the “Plan”) are to: (a) enable IGI Laboratories, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified personnel; (b) provide those personnel with an incentive for productivity; and (c) provide those personnel with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a)

“Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b)

“Award” means an award of Options, SARs, Restricted Stock, Restricted Stock Units or Performance Awards made under this Plan.

(c)

“Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(d)

“Board” means the Board of Directors of the Company, as constituted from time to time; provided, however, that if the Board appoints one or more Committees to perform some or all of the Board’s administrative functions hereunder, references to the “Board” will be deemed to also refer to the Committee in connection with matters to be performed by that Committee.

(e)

“Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; or (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f)

“Change in Control” shall mean the occurrence of any of the following events:

(i)

any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other (i) than an individual or entity holding securities of the Company as of the date hereof which represent 3% or more of the outstanding voting power of the all securities on matters to be generally voted upon by the Company’s stockholders, (ii) Jane Hager, Edward Hager, Steve Morris, Frank Gerardi or any of their respective Affiliates, any entity of which any of the foregoing are trustees, or trusts established for their benefit, (iii) the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iv) Signet Healthcare Partners, its Affiliates or any of its affiliated funds, or (v) any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the owner, directly or indirectly, of outstanding securities of the Company representing 60% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

the consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 40% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) or a reincorporation of the Company into another jurisdiction;

(iii)

a sale of all or substantially all of the assets of the Company; or

(iv)

a liquidation or dissolution of the Company.

(g)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h)

“Committee” means any committee appointed by the Board in accordance with Section 2 of the Plan.

(i)

“Director” means a member of the Board.

(j)

“Disability” means a condition rendering a Participant Disabled.

(k)

“Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(l)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)

“Fair Market Value” means, as of any date: (i) if the Shares are not then publicly traded, the value of such Shares on that date, as determined by the Board in its sole and absolute discretion; or (ii) if the Shares are publicly traded, the closing price for a Share on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of a Share or, if no sale is publicly reported, the average of the closing bid and asked quotations for a Share, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”) or any comparable system or, if the Common Stock is not listed on Nasdaq or a comparable system, the closing sale price of a Share or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose.

(n)

“Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(o)

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(p)

“Option” means any option to purchase Shares (including Restricted Stock, if the Board so determines) granted pursuant to Section 5 hereof.

(q)

“Parent” means, in respect of the Company, a “parent corporation” as defined in Sections 424(e) of the Code

(r)

“Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(s)

“Performance Award” means Shares or other Awards that, pursuant to Section 10, are granted, vested and/or settled upon the achievement of specified performance conditions.

(t)

“Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(u)

“Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(v)

“Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 8 hereof.

(w)

“SAR” means a stock appreciation right granted under the Plan and described in Section 6 hereof.

(x)

“Shares” means shares of the Company’s common stock, subject to substitution or adjustment as provided in Section 3(c) hereof.

(y)

“Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

SECTION 2.  Administration.  The Plan will be administered by the Board; provided, however, that the Board may at any time appoint one or more Committees to perform some or all of the Board’s administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

Subject to the requirements of the Company’s by-laws and certificate of incorporation any other agreement that governs the appointment of Board committees, any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines. From time to time the Board may increase the size of any Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of any Committee and thereafter directly administer the Plan.

The Board will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a)

select the persons to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b)

determine the type of Award to be granted;

(c)

determine the number of Shares, if any, to be covered by each Award;

(d)

establish the vesting or forfeiture terms of each Award;

(e)

establish the performance conditions relevant to any Performance Award and certify whether such performance conditions have been satisfied;

(f)

determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

(g)

determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant.

The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

SECTION 3.  Shares Subject to the Plan.

(a)

Shares Subject to the Plan. The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be issued in respect of Awards under the Plan is 4,000,000. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Notwithstanding the foregoing, no individual may be granted Awards with respect to more than 1,000,000 Shares in any calendar year.

(b)

Effect of the Expiration or Termination of Awards. If and to the extent that an Option or SAR expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option or SAR will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock, Restricted Stock Units or a Performance Award is canceled, forfeited or repurchased for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any Share is withheld pursuant to Section 12(e) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan.

(c)

Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Shares, substitutions or adjustments will be made by the Board to the aggregate number, class and/or issuer of the securities that may be issued under the Plan, to the number, class and/or issuer of securities subject to outstanding Awards, and to the exercise price of outstanding Options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

(d)

Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Options or SARs to become vested and/or immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock or Restricted Stock Units to become non-forfeitable, in whole or in part; (iii) cancel any Option in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units or SAR in exchange for restricted stock, restricted stock units or stock appreciation rights in respect of the capital stock of any successor corporation or its parent; (v) cancel any Option or SAR in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option or SAR, multiplied by (B) the amount, if any, by which the per Share value of the consideration to be paid in the Change in Control transaction to the Company’s shareholders (or, if no consideration is paid in any such transaction, the Fair Market Value per Share of the Shares subject to such Option or SAR as of the date of the Change in Control) exceeds the exercise price of that Option or SAR; provided, that if the per Share value of the consideration to be paid in the Change in Control transaction to the Company’s shareholders (or, if no consideration is paid in any such transaction, the Fair Market Value per Share of the Shares subject to such Option or SAR as of the date of the Change in Control) does not exceed the exercise price of any such Option or SAR, the Board may cancel that Option or SAR without any payment of consideration therefor; or (vi) cancel any Restricted Stock Unit in exchange for cash and/or other substitute consideration with a value equal to the per Share value of the consideration to be paid in the Change in Control transaction to the Company’s shareholders (or, if no consideration is paid in any such transaction, the Fair Market Value per Share of the Shares subject to such Restricted Stock Unit as of the date of the Change in Control). In the discretion of the Board, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid in connection with the Company.

SECTION 4.  Eligibility.  Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, its Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5.  Options.  Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Any Option granted under the Plan will be in such form as the Board may at the time of such grant approve. Without limiting the generality of Section 3(a), any or all of the Shares reserved for issuance under Section 3(a) may be issued in respect of Incentive Stock Options.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(a)

Option Price. The exercise price per Share purchasable under any Option will be determined by the Board and will not be less than 100% of the Fair Market Value per Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company, its Parent or a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b)

Option Term. The term of each Option will be fixed by the Board, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company, its Parent or a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

(c)

Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board.

(d)

Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, payment of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of previously acquired Shares may be authorized only at the time the Option is granted.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 11(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e)

Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)

Termination of Service. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

(g)

Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option: (i) no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and (ii) during the Participant’s lifetime, an Option will be exercisable only by the Participant (or, in the event of the Participant’s Disability, by his personal representative).

SECTION 6.  Stock Appreciation Rights.

(a)

Nature of Award. Upon the exercise of a SAR, its holder will be entitled to receive an amount equal to the excess (if any) of: (i) the Fair Market Value of the Shares covered by such SAR as of the date such SAR is exercised, over (ii) the Fair Market Value of the Shares covered by such SAR as of the date such SAR was granted. Such amount may be paid in either cash and/or Shares, as determined by the Board in its sole and absolute discretion.

(b)

Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(i)

Term of SAR. Unless otherwise specified in the Award Agreement, the term of a SAR will be ten years.

(ii)

Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant.

(iii)

Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 6(b)(ii) and the termination provisions of Section 7, SARs may be exercised in whole or in part from time to time during their term by delivery of written notice to the Company specifying the portion of the SAR to be exercised.

(iv)

Termination of Service. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of employment or other service.

(v)

Non-Transferability. Except as may otherwise be specifically determined by the Board with respect to a particular SAR: (A) SARs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and (B) during the Participant’s lifetime, SARs will be exercisable only by the Participant (or, in the event of the Participant’s Disability, by his personal representative).

SECTION 7.  Termination of Service.  Unless otherwise specified with respect to a particular Option or SAR in the applicable Award Agreement, Options or SARs granted hereunder will be exercisable after termination of service only to the extent specified in this Section 7.

(a)

Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after grant, or (ii) if not specified by the Board, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or SAR.

(b)

Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after grant, or (ii) if not specified by the Board, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or SAR.

(c)

Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d)

Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after grant, or (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or SAR.

SECTION 8.  Restricted Stock.

(a)

Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b)

Certificates. A share certificate will be issued in connection with each Award of Restricted Stock. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE IGI LABORATORIES, INC. 2009 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN [THE PARTICIPANT] AND IGI LABORATORIES, INC. COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF IGI LABORATORIES, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS

CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF IGI LABORATORIES, INC.

Share certificates evidencing Restricted Stock will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)

Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(i)

During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Board (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

(ii)

Except as provided in this paragraph (ii) or the applicable Award Agreement, once the Participant has been issued a certificate or certificates for Restricted Stock, the Participant will have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, may require cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii)

Subject to the provisions of the applicable Award Agreement, if a Participant’s service with the Company and it Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

(iv)

If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period (or if and when the restrictions applicable to Restricted Stock are removed pursuant to Section 3(d) or otherwise), the certificates for such Shares will be replaced with new certificates, without the restrictive legends described in Section 8(b) applicable to such lapsed restrictions, and such new certificates will be delivered to the Participant, the Participant’s representative

(if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died).

SECTION 9.  Restricted Stock Units.  Subject to the other terms of the Plan, the Board may grant Restricted Stock Units to eligible individuals and may impose conditions on such units as it may deem appropriate. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Board and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash and/or Shares. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement.

SECTION 10.  Performance Awards.

(a)

Performance Awards Generally. The Board may grant Performance Awards in accordance with this Section 10. Performance Awards may be denominated as a number of Shares, or specified number of other Awards (or a combination thereof) which may be earned upon achievement or satisfaction of performance conditions specified by the Board. In addition, the Board may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such performance conditions as may be specified by the Board. Subject to Section 10(b), the Board may use such business criteria or other measures of performance as it may deem appropriate in establishing the relevant performance conditions and may, in its discretion, adjust such criteria from time to time.

(b)

Qualified Performance-Based Compensation Under Section 162(m). Performance Awards intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code will be granted by the Committee delegated such duty by the Board and will be subject to the terms of this Section 10(b).

(i)

Specified Business Criteria. The grant, vesting and/or settlement of a Performance Award subject to this Section 10(b) will be contingent upon achievement of one or more of the following business criteria (subject to adjustment in accordance with Section 10(b)(ii), below):

(A)

the attainment of certain target levels of, or a specified percentage increase in: revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, earning per share, after-tax or pre-tax profits, operational cash flow, return on capital employed or returned on invested capital, after-tax or pre-tax return on stockholders’ equity, the price of the Company’s common stock or a combination of the foregoing;

(B)

the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, the Company’s bank debt or other public or private debt or financial obligations;

(C)

the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; and/or

(D)

any other objective business criteria that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m) of the Code.

(E)

Performance goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Affiliates, or products; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The performance goals for a particular performance period need not be the same for all Participants.

(ii)

Adjustments to Performance Goals. The Committee delegated such duty by the Board may provide, at the time performance goals are established in accordance with Section 10(b)(i), that adjustments will be made to those performance goals to take into account, in any objective manner specified by that Committee, the impact of one or more of the following: (A) gain or loss from all or certain claims and/or litigation and insurance recoveries, (B) the impairment of tangible or intangible assets, (C) stock-based compensation expense, (D) extraordinary, unusual or infrequently occurring events reported in the Company’s public filings, (E) restructuring activities reported in the Company’s public filings, (F) investments, dispositions or acquisitions, (G) loss from the disposal of certain assets, (H) gain or loss from the early extinguishment, redemption, or repurchase of debt, (I) changes in accounting principles, or (J) any other item, event or circumstance that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m) of the Code. An adjustment described in this Section 10(b)(ii) may relate to the Company or to any subsidiary, division or other operational unit of the Company or its Affiliates, as determined by the Committee at the time the performance goals are established. Any adjustment shall be determined in accordance with generally accepted accounting principles and standards, unless such other objective method of measurement is designated by the Committee at the time performance objectives are established. In addition, adjustments will be made as necessary to any performance criteria related to the Company’s stock to reflect changes in corporate capitalization, including a recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Company’s stock.

(c)

Other Terms of Performance Awards. The Board may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period.

SECTION 11.  Amendments and Termination.  The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3, would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.

SECTION 12.  General Provisions.

(a)

The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b)

All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)

Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(d)

Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(e)

No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 13.  Effective Date of Plan.  Subject to the approval of the Plan by the Company’s stockholders within 12 months of the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board.

SECTION 14.  Term of Plan.  The Plan will continue in effect until terminated in accordance with Section 11; provided, however, that no Incentive Stock Option will be granted hereunder on or after the 10th anniversary of the date of stockholder approval of the Plan

(or, if the stockholders approve an amendment that increases the number of shares subject to the Plan, the 10th anniversary of the date of such approval); but provided further, that Incentive Stock Options granted prior to such 10th anniversary may extend beyond that date.

SECTION 15.  Invalid Provisions.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 16.  Governing Law.  The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

SECTION 17.  Board Action.  Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

(a)

the Company’s Certificate of Incorporation (as the same may be amended and/or restated from time to time);

(b)

the Company’s Bylaws (as the same may be amended and/or restated from time to time); and

(c)

any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

SECTION 18.  Notices.  Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

ANNUAL MEETING OF STOCKHOLDERS OF

IGI LABORATORIES, INC.

May 19, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2010:

The Notice of Annual Meeting, Proxy Statement and 2009 Annual Report to Stockholders are
available on the Company's website at http://igilabs.com/investors-annual-reports.html.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■     20430300000000000000  2                                            051910

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

FOR AGAINST ABSTAIN
1. Election of Directors:			2. Proposal to ratify the selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for 2010.	☐ ☐ ☐

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	NOMINEES: O Jane E. Hager O Charles Moore O Narendra N. Borkar O Michael Hemric

3.

Proposal to approve the amendment and restatement of our 2009 Equity Incentive Plan to increase the number of shares of common stock, par value $.01 per share, that may be issued or the subject of awards under the plan by 2,000,000 shares.

☐ ☐ ☐
☐ FOR ALL EXCEPT (See instructions below)			IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3 AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date		Signature of Stockholder	Date

■ Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0               ■

IGI LABORATORIES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IGI LABORATORIES, INC.

The undersigned, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint(s) Nadya Lawrence and Philip S. Forte, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of IGI Laboratories, Inc. (the "Company") to be held at 10:00 a.m., local time, on Wednesday, May 19, 2010 at Buena Vista Country Club, 301 Country Club Lane, Buena, New Jersey, 08310, and at any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side.)

COMMENTS:

14475  ■